MAXIM SERIES FUND, INC.

                        Maxim INVESCO Balanced Portfolio

                                  Annual Report

                                December 31, 2002









This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                        Maxim INVESCO Balanced Portfolio

After two years of declines in the stock market, investors had hoped to see an improvement in 2002. Instead, the market continued trending lower, with the major stock indexes registering their third consecutive annual loss. There were a number of factors responsible for the year's swoon. First, a series of corporate accounting scandals dominated the news well into the summer months, tainting investors' perception of the market. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding the U.S.'s intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged to two-year highs by the end of the year, pressured by strikes in Venezuela and concerns over a potential war with Iraq.

Meanwhile, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began on October 10 -- they could not be sustained in such an uncertain environment.

Not surprisingly, investors flocked to investments with a defensive reputation during the year. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis-point cut was implemented.

Against this backdrop, in 2002 the Portfolio out-performed the S&P 500 Index, which declined 22.09% for the year. The Portfolio's out-performance was mainly attributable to its diversified approach, which ensured a significant investment in fixed-income securities. These securities performed well, as investors responded to the year's heavy dose of uncertainty by moving assets into areas deemed relatively predictable. For example, Treasuries -- viewed as a safe haven in an otherwise volatile landscape -- enjoyed a substantial gain. The Portfolio's mortgage-backed securities and corporate bonds also aided its overall return.

On the equities side, the Portfolio was less successful, as all sectors of the S&P 500 Index fell back in 2002. Some of the Portfolio's weakest performers came from the technology sector, which was particularly hard-hit due to the fall-off in corporate spending and investors' avoidance of higher-growth investments during the year. Additionally, several consumer discretionary and health care holdings faltered. The advertising market fought adverse conditions throughout the period, and the Portfolio's media names fell back as a result. Additionally, discount retailers in the discretionary space were victims of weaker sales and ongoing questions regarding the resiliency of the consumer. Turning to health care, large-cap pharmaceuticals in the Portfolio suffered from competition from generic manufacturers and a dearth of new products to help offset expiring patents.

On a positive note, the Portfolio's underweight position relative to the S&P 500 in telecommunications stocks proved beneficial, as this area was one of the year's weakest sectors. Also, some more defensive consumer staples holdings out-performed, and certain industrials companies made headway. For example, a handful of leaders in the defense industry advanced in response to increases in defense spending.

Looking ahead, the unresolved conflict with Iraq will likely continue to dominate the market along with economic news. On the positive side, the latest economic numbers have been flat to slightly better, and the consumer has essentially held up through the downturn. INVESCO will be watching closely for any signs of change on these fronts -- especially regarding the consumer, whose spending has kept the economy moving thus far. It will also be interesting to see whether President Bush's proposal to eliminate the double taxation on dividends becomes law. If it does, both individual investors and corporations could benefit.

Regardless of how the President's stimulus plan fares, and how the geopolitical hazards the market is facing are resolved, INVESCO realizes that it takes time for the economy to complete a full cycle. Therefore, INVESCO intends to exercise patience in awaiting a gradual, sustained recovery.

                              Line Graph Comparison

                Maxim                            S&P 500         Lehman
          INVESCO Balanced    Lipper Balanced     Index       Intermediate
              Portfolio            Index                   Govt/Credit Index
              10,000.00          10,000.00      10,000.00      10,000.00
  1996        10,460.00          10,531.53      10,833.53      10,220.80
  1997        13,190.06          12,669.19      14,448.05      11,025.18
  1998        15,619.67          14,580.53      18,577.10      11,955.70
  1999        18,234.40          15,889.38      22,486.09      12,002.33
  2000        17,869.71          16,269.13      20,438.96      13,216.96
  2001        15,730.71          15,742.01      18,010.81      14,401.20
  2002        13,054.92          14,059.19      14,030.42      15,818.28

$13,054.92   Maxim INVESCO Balanced Portfolio

$14,059.19   Lipper Balanced Index

$14,030.42   S&P 500 Index

$15,818.28   Lehman Intermediate Govt/Credit Index

As of 12/31/02

Maxim INVESCO Balanced Portfolio
Total Return -

One Year: -17.01%
Five Years: -0.20%
Since Inception: 4.38%

Portfolio Inception: 10/1/96

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim INVESCO Balanced Portfolio, made at its inception, with the performance of the Lipper Balanced Index, S&P 500 Index and the Lehman Int. Govt./Credit Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of INVESCO Balanced Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of INVESCO Balanced Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                        INVESCO
                                                                                        BALANCED
                                                                                       PORTFOLIO
                                                                                    -----------------
                                                                                    -----------------
ASSETS:
     Investments in securities, market value  (1)                                 $      115,510,796
     Dividends and interest receivable                                                       426,335
                                                                                    -----------------
                                                                                    -----------------

            Total assets                                                                 115,937,131
                                                                                    -----------------
                                                                                    -----------------

LIABILITIES:

     Due to investment adviser                                                               103,294
     Payable to custodian                                                                    188,106
                                                                                    -----------------
                                                                                    -----------------

            Total liabilities                                                                291,400
                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $      115,645,731
                                                                                    =================
                                                                                    =================

NET ASSETS REPRESENTED BY:  (See Note 6)
     Capital stock, $.10 par value                                                $        1,321,612
     Additional paid-in capital                                                          166,461,379
     Net unrealized depreciation on investments                                           (5,929,617)
     Accumulated net realized loss on investments                                        (46,207,643)
                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $      115,645,731
                                                                                    =================
                                                                                    =================

NET ASSET VALUE PER OUTSTANDING SHARE                                             $             8.75
                                                                                    =================
                                                                                    =================
(Offering and Redemption Price)  (See Note 6)

SHARES OF CAPITAL STOCK:  (See Note 6)
     Authorized                                                                          220,000,000
     Outstanding                                                                          13,216,120

(1)  Cost of investments in securities:                                           $      121,440,413

See notes to financial statements.


MAXIM SERIES FUND, INC.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                          INVESCO
                                                                                         BALANCED
                                                                                         PORTFOLIO

                                                                                      ----------------
                                                                                      ----------------
INVESTMENT INCOME:
      Interest                                                                      $       2,746,338
      Dividends                                                                             1,033,563
      Foreign withholding tax                                                                  (2,700)
                                                                                      ----------------
                                                                                      ----------------

      Total income                                                                          3,777,201
                                                                                      ----------------
                                                                                      ----------------

EXPENSES:

      Management fees                                                                       1,354,869
                                                                                      ----------------
                                                                                      ----------------

NET INVESTMENT INCOME                                                                       2,422,332
                                                                                      ----------------
                                                                                      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                                    (23,261,986)
      Change in net unrealized depreciation on investments                                 (5,122,091)
                                                                                      ----------------
                                                                                      ----------------

      Net realized and unrealized loss on investments                                     (28,384,077)
                                                                                      ----------------
                                                                                      ----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $     (25,961,745)
                                                                                      ================
                                                                                      ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                                          INVESCO BALANCED
                                                                             PORTFOLIO
                                                                   -------------------------------
                                                                   -------------------------------
                                                                       2002              2001
                                                                   --------------    -------------
                                                                   --------------    -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

     Net investment income                                       $     2,422,332   $    3,430,052
     Net realized loss on investments                                (23,261,986)     (22,793,046)
     Change in net unrealized depreciation on investments             (5,122,091)      (3,042,826)
     Change in net unrealized depreciation on translation of assets
       and liabilities denominated in foreign currencies                                    8,941
                                                                   --------------    -------------
                                                                   --------------    -------------

     Net decrease in net assets resulting from operations            (25,961,745)     (22,396,879)
                                                                   --------------    -------------
                                                                   --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                       (2,456,012)      (3,616,590)
     From net realized gains                                                             (821,074)
                                                                   --------------    -------------
                                                                   --------------    -------------

     Total distributions                                              (2,456,012)      (4,437,664)
                                                                   --------------    -------------
                                                                   --------------    -------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                13,615,221       25,337,601
     Reinvestment of distributions                                     2,456,012        4,437,664
     Redemptions of shares                                           (31,094,233)     (32,119,042)
                                                                   --------------    -------------
                                                                   --------------    -------------

     Net decrease in net assets resulting from share transactions    (15,023,000)      (2,343,777)
                                                                   --------------    -------------
                                                                   --------------    -------------

     Total decrease in net assets                                    (43,440,757)     (29,178,320)

NET ASSETS:
     Beginning of period                                             159,086,488      188,264,808
                                                                   --------------    -------------
                                                                   --------------    -------------

     End of period (1)                                           $   115,645,731   $  159,086,488
                                                                   ==============    =============
                                                                   ==============    =============

OTHER INFORMATION:

SHARES:  (2)

     Sold                                                              1,391,305        2,218,267
     Issued in reinvestment of distributions                             267,818          411,450
     Redeemed                                                         (3,239,801)      (2,824,046)
                                                                   --------------    -------------
                                                                   --------------    -------------

     Net decrease                                                     (1,580,678)        (194,329)
                                                                   ==============    =============
                                                                   ==============    =============

(1) Including undistributed (overdistributed) net investment

       income (loss)                                               $               $       18,660


(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                             Year Ended December 31,
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------
                                           2002 ~       2001 ~       2000 ~        1999 ~       1998 ~
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------
Net Asset Value, Beginning of Period    $     10.75  $     12.56  $     14.16  $      14.61 $      12.59

Income from Investment Operations

Net investment income                          0.09         0.23         0.26          0.27         0.29
Net realized and unrealized gain (loss)       (2.00)       (1.73)       (0.51)         2.09         2.02
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Income (Loss) From

    Investment Operations                     (1.91)       (1.50)       (0.25)         2.36         2.31
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Less Distributions

From net investment income                    (0.09)       (0.25)       (0.23)        (0.27)       (0.29)
From net realized gains                                    (0.06)       (1.12)        (2.54)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Distributions                           (0.09)       (0.31)       (1.35)        (2.81)       (0.29)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Net Asset Value, End of Period          $      8.75  $     10.75  $     12.56  $      14.16 $      14.61
                                          ==========   ==========   ==========   ===========  ===========
                                          ==========   ==========   ==========   ===========  ===========


Total Return                                (17.01%)     (11.97%)      (2.00%)       16.74%       18.42%

Net Assets, End of Period ($000)        $   115,646  $   159,086  $   188,265  $    168,658 $    175,638

Ratio of Expenses to Average Net Assets       1.00%        1.00%        1.00%         1.00%        1.00%

Ratio of Net Investment Income to

    Average Net Assets                        1.79%        2.04%        2.01%         1.94%        2.18%

Portfolio Turnover Rate                     118.53%       75.52%      100.83%       119.39%      119.95%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the INVESCO Balanced Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek high total return through capital appreciation and current income. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Foreign Currency Translations

      The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal period end, resulting from changes in the exchange rate.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $108,965,524 and $118,066,842, respectively. For year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $41,381,083 and $39,974,727, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $123,576,808. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $4,098,248 and gross depreciation of securities in which there was an excess of tax cost over value of $12,164,260, resulting in net depreciation of $8,066,012.

5. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:
        Ordinary income                                            2,456,012       4,223,445
        Long-term capital gain                                             0         214,219
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                                   2,456,012       4,437,664
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized depreciation on investments                                  (8,066,012)
      Undistributed net investment income                                                   0
      Accumulated net realized loss on investments                                (46,207,643)
                                                                                  ------------
                                                                                  ------------
                                                                                  (54,273,655)
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales and capital loss carryforwards. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $21,744,758 and $20,970,979, which expire in the years 2009 and 2010, respectively. The Portfolio also had current year deferred post-October capital losses of $1,355,511.

6. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

7. TAX INFORMATION (unaudited)

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2002, 41.45% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

INVESCO Balanced Portfolio

BONDS

AGENCY --- 12.91%

  1,368,638 Fannie Mae                                                 1,421,001
            5.500% May 1, 2017
  4,111,412 Freddie Mac                                                4,269,529
            5.500% December 1, 2016
  2,708,756 Freddie Mac                                                2,781,931
            5.000% December 1, 2016
  6,215,582 Ginnie Mae                                                 6,434,315
            5.000% November 15, 2017
                                                                     $14,906,776

BANKS --- 0.91%

    500,000 Washington Mutual Inc                                        509,485
            Notes
            4.375% January 15, 2008

    500,000 Wells Fargo & Co                                             539,750
            Notes
            5.250% December 1, 2007

                                                                      $1,049,235

ELECTRIC COMPANIES --- 8.07%
    550,000 Commonwealth Edison Co                                       644,161
            1st Mortgage
            8.250% October 1, 2006

    500,000 Commonwealth Edison Co                                       522,264
            1st Mortgage
            8.375% February 15, 2023

    500,000 Consumers Energy Co                                          484,221
            1st Mortgage
            7.375% September 15, 2023

  1,000,000 El Paso Electric Co                                        1,010,263
            1st Mortgage
            8.900% February 1, 2006

    500,000 Indiana Michigan Power                                       524,740
            1st Mortgage
            8.500% December 15, 2022

    750,000 Jersey Central Power & Light                                 776,726
            1st Mortgage
            7.980% February 16, 2023

    500,000 Metropolitan Edison Co                                       521,382
            1st Mortgage
            8.150% January 30, 2023

  2,000,000 Niagara Mohawk Power Corp                                  2,266,590
            1st Mortgage
            7.750% May 15, 2006

    350,000 Pennsylvania Power Co                                        364,911
            1st Mortgage
            8.500% July 15, 2022

    500,000 Public Service Co of New Mexico                              509,198
            Senior Notes
            7.100% August 1, 2005

    500,000 Texas Utilities Electric Co                                  523,452
            1st Mortgage
            8.750% November 1, 2023

    625,000 Texas Utilities Electric Co                                  646,373
            1st Mortgage
            7.875% April 1, 2024

    500,000 Union Electric Co                                            521,958
            1st Mortgage
            8.250% October 15, 2022

                                                                      $9,316,239

FINANCIAL SERVICES --- 0.89%
    500,000 Citigroup Inc                                                520,934
            Notes
            4.125% June 30, 2005

    500,000 General Motors Acceptance Corp                               505,935
            Notes
            6.125% August 28, 2007

                                                                      $1,026,869

FOOD & BEVERAGES --- 0.14%
    155,000 Coca-Cola Enterprises Inc                                    159,672
            Notes
            4.375% September 15, 2009

                                                                        $159,672

RAILROADS --- 0.30%

    150,000 Burlington Northern Santa Fe Corp                            166,860
            Notes
            6.125% March 15, 2009

    150,000 Union Pacific Corp                                           168,938
            Notes
            6.650% January 15, 2011

                                                                        $335,798

TELEPHONE & TELECOMMUNICATIONS --- 0.86%
    500,000 US West Communications                                       450,000
            Notes
            5.650% November 1, 2004

    500,000 Verizon Global Funding Corp                                  548,501
            Notes
            6.125% June 15, 2007

                                                                        $998,501

U.S. GOVERNMENTS --- 8.41%

  2,000,000 United States of America                                   2,160,078
            5.875% November 15, 2004
  5,000,000 United States of America                                   5,527,147
            5.750% November 15, 2005
  2,000,000 United States of America                                   2,030,624
            3.875% July 31, 2003
                                                                      $9,717,849

TOTAL BONDS --- 32.47%                                               $37,510,939
(Cost $36,302,353)

COMMON STOCK

AEROSPACE & DEFENSE --- 2.31%
     21,400 Lockheed Martin Corp                                       1,235,850
     23,200 United Technologies Corp                                   1,437,008
                                                                      $2,672,858

BANKS --- 3.31%

     51,300 Bank of New York Co Inc                                    1,229,148
     19,200 Fifth Third Bancorp                                        1,124,160
     31,400 Wells Fargo & Co                                           1,471,718
                                                                      $3,825,026

BIOTECHNOLOGY --- 1.76%

     42,000 Amgen Inc*                                                 2,030,280
                                                                      $2,030,280

BROADCAST/MEDIA --- 1.98%

     60,600 EchoStar Communications Corp Class A*                      1,348,956
     23,000 Viacom Inc Class B*                                          937,480
                                                                      $2,286,436

CHEMICALS --- 0.83%

     32,400 Dow Chemical Co                                              962,280
                                                                        $962,280

COMMUNICATIONS - EQUIPMENT --- 0.67%
     59,400 Cisco Systems Inc*                                           778,140
                                                                        $778,140

COMPUTER HARDWARE & SYSTEMS --- 0.95%
     63,300 Hewlett-Packard Co                                         1,098,888
                                                                      $1,098,888

COMPUTER SOFTWARE & SERVICES --- 5.48%
     12,500 Affiliated Computer Services Inc Class A*                   658,125
     27,900 Fiserv Inc*                                                  947,205
     47,800 Microsoft Corp*                                            2,471,260
     50,900 Network Associates Inc*                                      818,981
     14,700 Symantec Corp*                                               595,056
     54,100 VERITAS Software Corp*                                       845,042
                                                                      $6,335,669

CONGLOMERATES --- 2.56%

     11,700 3M Co                                                      1,442,610
     62,100 General Electric Co                                        1,512,135
                                                                      $2,954,745

COSMETICS & PERSONAL CARE --- 0.98%
     37,100 Gillette Co                                                1,126,356
                                                                      $1,126,356

ELECTRONICS - SEMICONDUCTOR --- 2.19%
     54,400 Applied Materials Inc*                                       708,832
     63,500 Intel Corp                                                   988,695
     55,500 Texas Instruments Inc                                        833,055
                                                                      $2,530,582

FINANCIAL SERVICES --- 5.73%
     52,100 Citigroup Inc                                              1,833,399
     16,400 Freddie Mac                                                  968,420
      6,500 Goldman Sachs Group Inc                                      442,650
     59,300 JP Morgan Chase & Co                                       1,423,200
     27,900 Merrill Lynch & Co Inc                                     1,058,805
     68,100 Stilwell Financial Inc                                       890,067
                                                                      $6,616,541

FOOD & BEVERAGES --- 0.78%
     18,500 Anheuser-Busch Co Inc                                        895,400
                                                                        $895,400

GOLD, METALS & MINING --- 1.47%
     74,500 Alcoa Inc                                                  1,697,110
                                                                      $1,697,110

HEALTH CARE RELATED --- 0.70%
     14,900 AmericsourceBergen Corp                                      809,219
                                                                        $809,219

HOUSEHOLD GOODS --- 0.50%
      6,700 Procter & Gamble Co                                          575,798
                                                                        $575,798

INSURANCE RELATED --- 1.36%
     27,100 American International Group Inc                           1,567,735
                                                                      $1,567,735

LEISURE & ENTERTAINMENT --- 1.86%
    104,100 AOL Time Warner Inc*                                       1,363,710
     19,700 Harrah's Entertainment Inc*                                  780,120
                                                                      $2,143,830

MACHINERY --- 1.22%

     37,700 SPX Corp*                                                  1,411,865
                                                                      $1,411,865

MEDICAL PRODUCTS --- 1.75%
     20,500 Boston Scientific Corp*                                      871,660
     25,300 Medtronic Inc                                              1,153,680
                                                                      $2,025,340

OIL & GAS --- 5.62%
     19,400 Anadarko Petroleum Corp                                      929,260
     27,100 Apache Corp                                                1,544,429
     21,800 Baker Hughes Inc                                             701,742
     66,100 Exxon Mobil Corp                                           2,309,534
     16,600 GlobalSantaFe Corp                                           403,712
     17,300 Noble Corp*                                                  608,095
                                                                      $6,496,772

PAPER & FOREST PRODUCTS --- 0.89%
     29,500 International Paper Co                                     1,031,615
                                                                      $1,031,615

PHARMACEUTICALS --- 7.15%

     34,900 Abbott Laboratories                                        1,396,000
     16,700 Forest Laboratories Inc*                                   1,640,274
     24,100 Johnson & Johnson                                          1,294,411
     26,200 Merck & Co Inc                                             1,483,182
     59,400 Pfizer Inc                                                 1,815,858
     16,400 Teva Pharmaceutical Industries Ltd sponsored ADR             633,204
                                                                      $8,262,929

RAILROADS --- 1.08%

     62,600 Norfolk Southern Corp                                      1,251,374
                                                                      $1,251,374

RETAIL --- 3.10%

     43,600 Home Depot Inc                                             1,044,656
     38,600 Target Corp                                                1,158,000
     27,200 Wal-Mart Stores Inc                                        1,373,872
                                                                      $3,576,528

SPECIALIZED SERVICES --- 0.69%
     12,400 Omnicom Group Inc                                            801,040
                                                                        $801,040

TELEPHONE & TELECOMMUNICATIONS --- 2.36%
     11,800 AT&T Corp*                                                   308,098
     15,900 BellSouth Corp                                               411,333
     33,200 Nokia OYJ sponsored ADR                                      514,600
     30,300 SBC Communications Inc                                       821,433
     17,400 Verizon Communications                                       674,250
                                                                      $2,729,714

UNIT INVESTMENT TRUST --- 3.70%
     13,900 DIAMONDS Trust Series I                                    1,161,345
     46,600 Nasdaq-100 Shares*                                         1,135,642
     25,500 Semiconductor HOLDRs Trust                                   564,825
     52,400 Software HOLDRs Trust                                      1,414,276
                                                                      $4,276,088

TOTAL COMMON STOCK --- 62.99%                                        $72,770,158
(Cost $79,908,361)

SHORT-TERM INVESTMENTS

  4,230,000 Freddie Mac                                                4,229,912
               0.760%, January 2, 2003
  1,000,000 Freddie Mac                                                  999,787
               1.300%, January 7, 2003

TOTAL SHORT-TERM INVESTMENTS --- 4.53%                                $5,229,699
(Cost $5,229,699)

TOTAL INVESCO BALANCED PORTFOLIO --- 100%                           $115,510,796
(Cost $121,440,413)


Legend

*  Non-income Producing Security
See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim INVESCO Balanced Portfolio were:

            For:       121,723,431.347
            Against:   8,211,971.232
            Abstain*:  6,651,947.421


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim INVESCO Balanced Portfolio were:

PROPOSAL #3
            For:       138,321,014.99
            Against:   3,929,650.39
            Abstain*:  5,671,781.79

PROPOSAL #4
            For:       137,899,067.72
            Against:   4,478,394.96
            Abstain*:  5,544,983.91

PROPOSAL #5a
            For:       135,941,701.18
            Against:   6,383,550.84
            Abstain*:  5,597,194.55

PROPOSAL #5b
            For:       136,729,122.99
            Against:   5,697,353.76
            Abstain*:  5,495,969.83

PROPOSAL #5c
            For:       137,855,381.25
            Against:   4,882,228.34
            Abstain*:  5,184,836.99

PROPOSAL #5d
            For:       136,860,182.38
            Against:   5,901,934.25
            Abstain*:  5,160,329.95

PROPOSAL #5e
            For:       140,767,456.78
            Against:   2,023,428.99
            Abstain*:  5,131,560.82

PROPOSAL #5f
            For:       140,341,247.41
            Against:   2,360,134.39
            Abstain*:  5,221.064.79

PROPOSAL #5g
            For:       138,504,285.02
            Against:   3,438,444.09
            Abstain*:  5,979,717.46

PROPOSAL #5h
            For:       137,589.000.40
            Against:   5,103,857.21
            Abstain*:  5,229,588.97

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.